                                                                   EXHIBIT 10.16
                                                                 Draft - 9/24/97



                                 DAN RIVER INC.

                           1997 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

(S) 1   PURPOSE.............................................................  1

(S) 2   DEFINITIONS.........................................................  1
            2.1   Board.....................................................  1
            2.2   Change in Control.........................................  1
            2.3   Code......................................................  2
            2.4   Committee.................................................  2
            2.5   Dan River.................................................  2
            2.6   Fair Market Value.........................................  2
            2.7   ISO.......................................................  2
            2.8   Key Employee..............................................  3
            2.9   1933 Act..................................................  3
            2.10  Non-ISO...................................................  3
            2.11  Option....................................................  3
            2.12  Option Certificate........................................  3
            2.13  Option Price..............................................  3
            2.14  Parent Corporation........................................  3
            2.15  Plan......................................................  3
            2.16  Restricted Stock..........................................  3
            2.17  Restricted Stock Certificate..............................  3
            2.18  Rule 16b-3................................................  4
            2.19  Stock.....................................................  4
            2.20  SAR Value.................................................  4
            2.21  Stock Appreciation Right..................................  4
            2.22  Stock Appreciation Right Certificate......................  4
            2.23  Subsidiary................................................  4
            2.24  Ten Percent Shareholder...................................  4

(S) 3  SHARES SUBJECT TO OPTIONS, RESTRICTED STOCK GRANTS
         OR STOCK APPRECIATION RIGHTS.......................................  5

(S) 4  EFFECTIVE DATE.......................................................  5

(S) 5  COMMITTEE............................................................  6

(S) 6  ELIGIBILITY..........................................................  6

(S) 7   GRANT OF OPTIONS...................................................  6
             7.1      Committee Action.....................................  6
             7.2      $100,000 Limit.......................................  7
             7.3      Option Price.........................................  7
             7.4      Exercise Period......................................  8

(S) 8   RESTRICTED STOCK...................................................  9
             8.1      Committee Action.....................................  9
             8.2      Conditions...........................................  9
                      (a)    Stock Issuance Conditions..................... .9
                      (b)    Grants Subject to Forfeiture.................. 10
             8.3      Dividends and Voting Rights.......................... 10
             8.4      Satisfaction of All Conditions....................... 11

(S) 9   STOCK APPRECIATION RIGHTS.......................................... 11
             9.1      Committee Action..................................... 11
             9.2      Terms and Conditions................................. 11
                      (a)    Stock Appreciation Right Certificate.......... 11
                      (b)    Option Certificate............................ 12
             9.3      Exercise............................................. 12

(S) 10  NONTRANSFERABILITY................................................. 13

(S) 11  SECURITIES REGISTRATION AND RESTRICTIONS........................... 13

(S) 12  LIFE OF PLAN....................................................... 14

(S) 13  ADJUSTMENT......................................................... 15
             13.1     Capital Structure.................................... 15
             13.2     Mergers.............................................. 15
             13.3     Fractional Shares.................................... 16

(S) 14  CHANGE IN CONTROL.................................................. 17

(S) 15  AMENDMENT OR TERMINATION........................................... 17

(S) 16  MISCELLANEOUS...................................................... 18
             16.1     No Shareholder Rights................................ 18
             16.2     No Contract of Employment............................ 18
             16.3     Withholding.......................................... 19
             16.4     Loans................................................ 19
             16.5     Rule 16b-3........................................... 19
             16.6     Construction......................................... 20

                                     (S) 1

                                    PURPOSE


          The purpose of this Plan is to promote the interests of Dan River by authorizing the Committee to grant Options, Restricted Stock and Stock Appreciation Rights to Key Employees in order (1) to attract and retain Key Employees, (2) to provide an additional incentive to each Key Employee to work to increase the value of Stock and (3) to provide each Key Employee with a stake in the future of Dan River which corresponds to the stake of each of Dan River's shareholders.

                                     (S) 2

                                  DEFINITIONS

         2.1   Board -- means the Board of Directors of Dan River.
               -----

         2.2   Change in Control -- means (a) the acquisition of the power to
               -----------------
direct, or cause the direction, of the management and policies of Dan River by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote 20% or more of the outstanding Stock by a person or persons (other than a person possessing such power on the date this Plan becomes effective or Dan River or an employee benefit plan established and maintained by Dan River), where, for purposes of this definition, (i) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government and (ii) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

       2.3     Code -- means the Internal Revenue Code of 1986, as amended.
               ----

       2.4     Committee -- means a committee of the Board which shall have at
               ---------
   least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board.

       2.5     Dan River -- means Dan River Inc. and any successor to such
               ---------
   corporation.

       2.6     Fair Market Value -- means (1) the closing price on any date for
               -----------------
a share of Stock as reported by The Wall Street Journal (a) under the New York
                                -----------------------
Stock Exchange Composite Transactions if Stock is traded on the New York Stock Exchange or, if Stock is otherwise publicly traded, (b) under the quotation system under which such closing price is reported or, if The Wall Street Journal
                                                         -----------------------
no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported in accordance with (S) 2.6(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available or if Stock is not publicly traded, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

       2.7     ISO -- means an option granted under this Plan to purchase Stock
               ---
which is intended to satisfy the requirements of (S) 422 of the Code.

       2.8     Key Employee -- means an employee of Dan River or any Subsidiary
               ------------
or Parent who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of Dan River.

       2.9     1933 Act -- means the Securities Act of 1933, as amended.
               --------

      2.10     Non-ISO -- means an option granted under this Plan to purchase
               -------
Stock which is intended to fail to satisfy the requirements of (S) 422 of the Code.

      2.11     Option -- means an ISO or a Non-ISO which is granted under (S) 7
               ------
of this Plan.

      2.12     Option Certificate -- means the written agreement or instrument
               ------------------
which sets forth the terms and conditions of an Option granted to a Key Employee under this Plan.

      2.13     Option Price -- means the price which shall be paid to purchase
               ------------
one share of Stock upon the exercise of an Option granted under this Plan.

      2.14     Parent Corporation -- means any corporation which is a parent of
               ------------------
Dan River within the meaning of (S) 424(e) of the Code.

      2.15     Plan -- means this Dan River Inc. 1997 Stock Incentive Plan as
               ----
effective as of the date adopted by the Board in 1997 and as amended from time to time thereafter.

      2.16     Restricted Stock -- means Stock granted to a Key Employee under
               ----------------
(S) 8 of this Plan.

      2.17     Restricted Stock Certificate -- means the written agreement or
               ----------------------------
instrument which sets forth the terms and conditions of a Restricted Stock grant to a Key

Employee.

       2.18    Rule 16b-3  -- means the exemption under Rule 16b-3 to Section
               ----------
16b of the Securities Exchange Act of 1934, as amended, or any successor to such rule.

       2.19    Stock -- means the Class A Common Stock of Dan River.
               -----

       2.20    SAR Value -- means the value assigned by the Committee to a share
               ---------
of Stock in connection with the grant of a Stock Appreciation Right under (S) 9.

       2.21    Stock Appreciation Right -- means a right to receive the
               ------------------------
appreciation in a share of Stock which is granted under (S) 9 of this Plan either as part of an Option or independent of any Option.

       2.22    Stock Appreciation Right Certificate -- means the written
               ------------------------------------
agreement or instrument which sets forth the terms and conditions of a Stock Appreciation Right which is granted to a Key Employee independent of an Option.

       2.23    Subsidiary -- means any corporation which is a subsidiary
               ----------
corporation (within the meaning of (S) 424(f) of the Code) of Dan River and any other organization which would be treated as under common control with Dan River under (S) 414(c) of the Code if "50 percent" was substituted for "80 percent" in the income tax regulations under (S) 414(c) of the Code.

       2.24    Ten Percent Shareholder -- means a person who owns (after taking
               -----------------------
into account the attribution rules of (S) 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of either Dan River, a Subsidiary or a Parent Corporation.

                                     (S) 3

               SHARES SUBJECT TO OPTIONS, RESTRICTED STOCK GRANTS
                          OR STOCK APPRECIATION RIGHTS

          There shall be 100,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that Dan River deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by Dan River. Any shares of Stock subject to an Option which remain unissued after the cancellation or expiration of such Option, any shares of Restricted Stock which are forfeited or canceled and any shares of Stock subject to a Stock Appreciation Right with respect to which no exercise has been made under (S) 9 before the cancellation or expiration of such Stock Appreciation Right thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option or to satisfy a withholding obligation shall not again be available for use under this Plan.

                                     (S) 4

                                 EFFECTIVE DATE

          The effective date of this Plan shall be the date this Plan is adopted by the Board in 1997, provided Dan River's shareholders (acting at a duly called meeting of such shareholders) approve this Plan within twelve (12) months after the date the Board adopts this Plan. Any Option or Restricted Stock or Stock Appreciation Right granted before such shareholder approval automatically shall be granted subject to such approval.

                                     (S) 5

                                   COMMITTEE


          This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on Dan River, on each affected Key Employee and on each other person directly or indirectly affected by such action.

                                     (S) 6

                                  ELIGIBILITY

          Only Key Employees shall be eligible for the grant of Options or Restricted Stock or Stock Appreciation Rights under this Plan.

                                     (S) 7

                                GRANT OF OPTIONS

       7.1  Committee Action.  The Committee acting in its absolute discretion
            ----------------
shall have the right to grant an Option to a Key Employee under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant a new Option to a

Key Employee in exchange for the cancellation of an outstanding Option granted to such Key Employee which has a higher or lower Option Price. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall

     (a)  specify whether the Option is an ISO or Non-ISO, and

     (b) incorporate such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including (without limitation) a limitation on the number of shares subject to the Option which first become exercisable on any date or a Stock Appreciation Right which is a part of such Option.

If the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO.

          7.2  $100,000 Limit.  The aggregate Fair Market Value of the shares of
               --------------
Stock subject to ISOs and other incentive stock options (which satisfy the requirements under (S) 422 of the Code) granted to a Key Employee under this Plan and under any other stock option plan adopted by Dan River, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted. The Committee shall interpret and administer the limitation set forth in this (S)
7.2 in accordance with (S) 422(d) of the Code, and the Committee shall treat this (S) 7.2 as in effect only for those periods for which (S) 422(d) of the Code is in effect.

          7.3  Option Price.  The Option Price for each share of Stock subject
               ------------
to an

ISO or Non-ISO shall be no less than the Fair Market Value of a share of Stock on the date the ISO or Non-ISO is granted unless the Option is an ISO and the Option is granted to a Key Employee who is a Ten Percent Shareholder, in which event the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date the ISO is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee may provide for the payment of the Option Price either in cash (which may be provided through a loan or other extension of credit) or in Stock which has been held by the Key Employee for at least 6 months or in any combination of cash and such Stock. If an Option Certificate allows the payment of the Option Price in whole or in part in Stock, such payment shall be made in Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

          7.4  Exercise Period.  Each Option granted under this Plan shall be
               ---------------
exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall

          (a) make an Option exercisable before the end of the six month period which starts on the date such Option is granted, or

          (b)  make an Option exercisable on or after the earliest of the

               (1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

               (2) the date which is the tenth anniversary of the date such Option is granted, if such Option is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted or if such Option is a Non-ISO.

An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

                                     (S) 8

                               RESTRICTED STOCK

          8.1  Committee Action.  The Committee acting in its absolute
               ----------------
discretion shall have the right to grant Restricted Stock to a Key Employee under this Plan from time to time and, further, shall have the right to make a new Restricted Stock grant to a Key Employee in exchange for the cancellation of an outstanding Restricted Stock grant to such Key Employee. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each Restricted Stock Certificate shall set forth the conditions, if any, under which Stock will be issued in the name of the Key Employee and the conditions, if any, under which the Key Employee's interest in such Stock will become nonforfeitable.

          8.2  Conditions.
               ----------

          (a)  Stock Issuance Conditions.  The Committee acting in its absolute
               -------------------------
discretion may make the issuance of Restricted Stock in the name of a Key Employee subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances, and the related Restricted Stock Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such condition or the expiration date, if any, for each such condition. Stock shall be issued in the name of a Key Employee only after each such condition, if any, has been satisfied or has expired in accordance with the terms of the related Restricted Stock Certificate, and upon issuance such Stock shall be held by Dan River (or Dan River's delegate) pending the satisfaction or expiration of the forfeiture conditions, if any, set forth in the related Restricted Stock Certificate.

          (b) Grants Subject to Forfeiture.  The Committee acting in its
              ----------------------------
absolute discretion may make Restricted Stock issued in the name of a Key Employee subject to forfeiture upon a failure to satisfy one, or more than one, condition which the Committee acting in its absolute discretion deems appropriate under the circumstances, and the related Restricted Stock Certificate shall set forth each such forfeiture condition, if any, and the related deadline, if any, for satisfying each such forfeiture condition or the expiration date, if any, for each such condition. Stock issued in the name of a Key Employee shall be forfeited unless each such forfeiture condition, if any, has been satisfied or has expired in accordance with the terms of the related Restricted Stock Certificate.

          8.3 Dividends and Voting Rights.  Each Restricted Stock Certificate
              ---------------------------
shall specify what rights, if any, a Key Employee shall have with respect to the Stock issued in the name of a Key Employee, including rights to receive dividends and to vote, pending the forfeiture of such Stock or the satisfaction or expiration of each forfeiture condition, if any, with respect to such Stock. Furthermore, the Committee may grant dividend equivalent rights on Restricted Stock while such Stock remains subject to an issuance condition under

(S) 8.2(a) under which cash equivalent to a dividend shall be paid to the Key Employee by Dan River when a dividend is paid, and any such dividend equivalent right shall be set forth in the related Restricted Stock Certificate.

        8.4  Satisfaction of All Conditions.  A share of Stock issued in the
             ------------------------------
name of a Key Employee shall cease to be Restricted Stock at such time as a Key Employee's interest in such Stock becomes nonforfeitable, and the certificate representing such share shall be released by Dan River (or Dan River's delegate) and transferred to the Key Employee as soon as practicable thereafter.

                                     (S) 9

                           STOCK APPRECIATION RIGHTS

        9.1  Committee Action.  The Committee acting in its absolute discretion
             ----------------
shall have the right to grant a Stock Appreciation Right to a Key Employee under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

        9.2  Terms and Conditions.
             --------------------

        (a)  Stock Appreciation Right Certificate.  If a Stock Appreciation
              ------------------------------------
Right is evidenced by a Stock Appreciation Right Certificate, such certificate shall set forth the number of shares of Stock to which the Key Employee has the right to appreciation and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

          (b) Option Certificate.  If a Stock Appreciation Right is evidenced by
              ------------------
an Option Agreement, the SAR Value for each share of Stock subject to the Stock Appreciation Right shall be the Option Price for the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Key Employee's right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable.
The Option Agreement shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

          9.3  Exercise.   A Stock Appreciation Right shall be exercisable
               --------
only when the Fair Market Value of a share of Stock subject to such Stock Appreciation Right exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. A Key Employee upon the exercise of his or her Stock Appreciation Right shall receive a payment from Dan River in cash or in Stock, or in a combination of cash and Stock, and any payment in Stock shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this (S) 9.3.

                                    (S) 10

                              NONTRANSFERABILITY

          No Option, Restricted Stock or Stock Appreciation Right shall be transferable by a Key Employee other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall be exercisable during a Key Employee's lifetime only by the Key Employee. The person or persons to whom an Option or Restricted Stock or Stock Appreciation Right is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Key Employee.

                                    (S) 11

                    SECURITIES REGISTRATION AND RESTRICTIONS

          Each Option Certificate, Restricted Stock Certificate and Stock Appreciation Right Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option or a Stock Appreciation Right or the satisfaction or expiration of the forfeiture conditions, if any, on any Restricted Stock, the Key Employee shall, if so requested by Dan River, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by Dan River, shall deliver to Dan River a written statement satisfactory to Dan River to that effect. Each Option Certificate, Restricted Stock Certificate and Stock Appreciation Right Certificate also shall provide that, if so requested by Dan River, the Key Employee shall make a written representation to Dan River that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to Dan River an opinion in form and substance satisfactory to Dan River of legal counsel satisfactory to Dan River that such registration is not required. Certificates representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Restricted Stock may at the discretion of Dan River bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to Dan River of legal counsel satisfactory to Dan River that such registration is not required.

                                    (S) 12

                                 LIFE OF PLAN

          No Option, Restricted Stock or Stock Appreciation Right shall be granted under this Plan on or after the earlier of

          (a) the tenth anniversary of the effective date of this Plan, at which point this Plan shall continue in effect only until all then outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all then outstanding Restricted Stock grants have been forfeited or the forfeiture conditions, if any, with respect to such grants have been satisfied or expired, or

          (b) the date on which all of the Stock reserved under (S) 3 of this Plan has (as a result of the exercise of Options or Stock Appreciation Rights or the satisfaction or expiration of the forfeiture conditions, if any, on all Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                    (S) 13

                                  ADJUSTMENT

       13.1    Capital Structure.  The number of shares of Stock reserved under
               -----------------
(S) 3 of this Plan and the number of shares of Stock subject to Options or Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number of shares of Restricted Stock granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of Dan River, including, but not limited to, such changes as stock dividends or stock splits.

        13.2   Mergers. The Committee as part of any corporate transaction
               -------
described in (S) 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with (S) 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under (S) 3 of this Plan. Furthermore, the Committee as part of any corporate transaction described in (S) 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with (S) 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock underlying any Restricted Stock grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option and Stock Appreciation Right grants previously made under this Plan and the related Option Price and SAR Value for each such Option and Stock Appreciation Right, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with (S) 424(a) of the Code) to make Restricted Stock, Option and Stock Appreciation Right grants to effect the assumption of, or the substitution for, restricted stock, option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, option or appreciation right grants.

       13.3    Fractional Shares.  If any adjustment under this (S) 13 would
               -----------------
create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Option or Stock Appreciation Right grants and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this (S) 13 by the Committee shall be conclusive and binding on all affected persons.

                                    (S) 14

                               CHANGE IN CONTROL

          If the Board determines that there has been a Change in Control of Dan River or a bona fide tender or exchange offer for Stock (other than a tender offer by Dan River or an employee benefit plan established and maintained by Dan River), the Board thereafter shall have the right to take such action, if any, with respect to any or all then outstanding Options, Stock Appreciation Rights and Restricted Stock grants under this Plan as the Board deems appropriate under the circumstances to protect the interest of Dan River in maintaining the integrity of such grants under this Plan, including waiving any conditions to the exercise of such Options and Stock Appreciation Rights and any issuance and forfeiture conditions on any Restricted Stock and thereafter canceling such Options, Stock Appreciation Rights and Restricted Stock grants. The Board shall have the right to take different action under this (S) 14 with respect to different Key Employees or different groups of Key Employees, as the Board deems appropriate under the circumstances.

                                    (S) 15

                            AMENDMENT OR TERMINATION

          This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate. The Board also may suspend the granting of Options or Stock Appreciation Rights or Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, Dan River shall not have the right unilaterally to modify, amend or cancel any Option, Stock Appreciation Right or Restricted

Stock granted before such suspension or termination unless (1) the Key Employee consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of Dan River or a transaction described in (S) 13 or (S) 14 of this Plan.

                                    (S) 16

                                 MISCELLANEOUS

       16.1    No Shareholder Rights.  No Key Employee shall have any rights
               ---------------------
as a shareholder of Dan River as a result of the grant of an Option or a Stock Appreciation Right to him or to her under this Plan or his or her exercise of such Option or a Stock Appreciation Right pending the actual delivery of Stock subject to such Option or Stock Appreciation Right to such Key Employee, and no Key Employee shall have any rights as a shareholder with respect to any Restricted Stock except those rights, if any, set forth in the related Restricted Stock Certificate.

       16.2    No Contract of Employment.  The grant of an Option or a Stock
               -------------------------
Appreciation Right or Restricted Stock to a Key Employee under this Plan shall not constitute a contract of employment and shall not confer on a Key Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the related Option Certificate, Stock Appreciation Right Certificate or Restricted Stock Certificate.

       16.3  Withholding.  Each Option, Stock Appreciation Right and Restricted
             -----------
Stock grant shall be made subject to the condition that the Key Employee consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of such Option or Stock Appreciation Right or the satisfaction or expiration of any forfeiture conditions with respect to Restricted Stock issued in the name of the Key Employee. The Committee also shall have the right to provide in an Option Certificate, Stock Appreciation Right Certificate or a Restricted Stock Certificate that a Key Employee may elect to satisfy federal and state tax withholding requirements through a reduction in the cash or the number of shares of Stock actually transferred to him or to her under this Plan.

       16.4  Loans.  If approved by the Committee, Dan River may lend money
             -----
to, or guarantee loans by a third party to, any Key Employee to finance the exercise of any Option granted under this Plan, and the exercise of an Option with the proceeds of any such loan shall be treated as an exercise for cash under this Plan. If approved by the Committee, Dan River also may, in accordance with a Key Employee's instructions, transfer Stock upon the exercise of an Option directly to a third party in connection with any arrangement made by the Key Employee for financing the exercise of such Option.

       16.5  Rule 16b-3.  The Committee shall have the right to amend any
             ----------
Option, Restricted Stock or Stock Appreciation Right grant or to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to a Key Employee as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the Securities Exchange Act of 1934, as amended, might be applicable to such grant or transfer.

       16.6  Construction.  All of the defined terms under this Plan are set
             ------------
forth in (S) 2 of this Plan. All references to sections ((S)) are to sections ((S)) of this Plan unless otherwise indicated. All references to the singular shall include the plural, and all references to the plural shall include the singular. This Plan shall be construed under the laws of the State of Delaware.

          IN WITNESS WHEREOF, Dan River Inc. has caused its duly authorized officer to execute this Plan this ______ day of _______________, 1997 to evidence its adoption of this Plan.


                                        DAN RIVER INC.


                                        By:_________________________

                                        Title:______________________